Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events
26.	Subsequent events

(i)	On March 5, 2024, the Company announced that it signed a multi-year hosting agreement with a manufacturer of digital currency mining servers. Under the agreement, Digihost will receive an upfront deposit of approximately $1.8 million along with 4,640 S19 XPs (21.5W/TH), which equates to approximately 14MW of hosting.

(ii)	Subsequent to December 31, 2023, 3,955,993 warrants with a weighted average exercise price of CAD$7.70 expired unexercised.

(iii)	On August 5, 2024, the Company announced that it entered into subscription agreements with certain institutional investors for gross proceeds of up to US$4 million in a private placement of its equity securities (the “2024 Private Placement”), comprised of 3,636,363 units of the Company (“Units”) at a purchase price of US$1.10 per Unit, representing a premium of 9% to the most recent closing price of the Shares (as defined below) on Nasdaq. Each Unit is comprised of one subordinate voting share of the Company (a “Share”) and one warrant (a “2024 Warrant”), with each 2024 Warrant entitling the holder to purchase one additional Share. The 2024 Warrants have an exercise price of US$2.00 per Share and exercise period of three years from the issuance date. The 2024 Private Placement closed on August 15, 2024.